UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

First Commonwealth Financial Corporation

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
Online
Go to www.envisionreports.com/FCF or scan the QR code – login details are located in the shaded bar below.

2024 Annual Shareholders’ Meeting Notice

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

FIRST COMMONWEALTH FINANCIAL CORPORATION ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 23, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Statement and 2023 Annual Report to shareholders are available at:

www.envisionreports.com/FCF

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/FCF.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 23, 2024 to facilitate timely delivery.

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2024 Annual Shareholders’ Meeting Notice

The 2024 Annual Meeting of Shareholders of First Commonwealth Financial Corporation will be held on Tuesday, April 23, 2024 at 1:00pm Eastern Time, virtually via a live audio webcast. To attend the Annual Meeting, visit https://meetnow.global/MZLCTU7 and enter the 15-digit control number found on this Notice.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2, 3 and 4:

1.	Election of Directors:

01 - Julie A. Caponi

02 - Ray T. Charley

03 - Gary R. Claus

04 - David S. Dahlmann

05 - Johnston A. Glass

06 - Jon L. Gorney

07 - Jane Grebenc

08 - David W. Greenfield

09 - Patricia A. Husic

10 - Bart E. Johnson

11 - Luke A. Latimer

12 - Aradhna M. Oliphant

13 - T. Michael Price

14 - Robert J. Ventura

15 - Stephen A. Wolfe

2.	Ratify the selection of Ernst & Young LLP as our independent auditors for 2024

3.	Advisory vote to approve named executive officer compensation

4.	Approve the First Commonwealth Financial Corporation 2024 Stock Plan

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet – Go to www.envisionreports.com/FCF. Click Cast Your Vote or Request Materials.
– Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials First Commonwealth Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 23, 2024.